                               CIT RV TRUST 1999-A
                             Cutoff Date: 12/31/2004

                    Geographic Distribution of Contracts (1)

                                            % of Contract                              % of Contract
                          Number of        Pool by Number     Aggregate Principal     Pool by Principal
                       Contracts as of   of Contracts as of   Balance Outstanding   Balance Outstanding
State                    Cut-off Date       Cut-off Date       as of Cut-off Date    as of Cut-off Date
-----                  ---------------   ------------------   -------------------   -------------------
Alabama                        54                1.41%           $2,207,912.13              1.80%
Alaska                          7                0.18%                 551,949              0.45%
Arizona                       174                4.56%               6,174,121              5.04%
Arkansas                       97                2.54%               2,302,001              1.88%
California                    575               15.06%              16,731,214             13.65%
Colorado                      101                2.64%               3,840,355              3.13%
Connecticut                    31                0.81%                 929,708              0.76%
Delaware                        6                0.16%                 216,942              0.18%
District of Columbia            1                0.03%                  61,617              0.05%
Florida                       245                6.42%              10,019,736              8.17%
Georgia                        90                2.36%               2,680,581              2.19%
Hawaii                          4                0.10%                 145,004              0.12%
Idaho                          18                0.47%                 941,159              0.77%
Illinois                       97                2.54%               3,092,121              2.52%
Indiana                        36                0.94%                 880,729              0.72%
Iowa                           14                0.37%                 415,352              0.34%
Kansas                         70                1.83%               1,484,257              1.21%
Kentucky                       11                0.29%                 358,684              0.29%
Louisiana                      47                1.23%               1,599,405              1.30%
Maine                          13                0.34%                 238,487              0.19%
Maryland                       43                1.13%               1,160,509              0.95%
Massachusetts                  49                1.28%               1,180,556              0.96%
Michigan                       30                0.79%               1,646,991              1.34%
Minnesota                      24                0.63%               1,430,150              1.17%
Mississippi                    40                1.05%                 898,709              0.73%
Missouri                      160                4.19%               4,378,601              3.57%
Montana                        12                0.31%                 448,662              0.37%
Nebraska                       15                0.39%                 450,529              0.37%
Nevada                         69                1.81%               2,112,516              1.72%
New Hampshire                  17                0.45%                 621,822              0.51%
New Jersery                    55                1.44%               1,953,043              1.59%
New Mexico                     38                1.00%               1,223,698              1.00%
New York                      106                2.78%               4,024,380              3.28%
North Carolina                 78                2.04%               2,236,174              1.82%
North Dakota                    3                0.08%                  22,136              0.02%
Ohio                           41                1.07%               1,836,299              1.50%
Oklahoma                      157                4.11%               3,490,273              2.85%
Oregon                         92                2.41%               3,945,034              3.22%
Other                           3                0.08%                 104,892              0.09%
Pennsylvania                   74                1.94%               2,761,576              2.25%
Rhode Island                   14                0.37%                 413,392              0.34%
South Carolina                 40                1.05%               1,173,942              0.96%
South Dakota                    8                0.21%                 345,205              0.28%
Tennessee                      57                1.49%               1,843,645              1.50%
Texas                         646               16.92%              17,382,455             14.18%
Utah                           15                0.39%                 764,515              0.62%
Vermont                         9                0.24%                 644,934              0.53%
Virginia                       38                1.00%               1,540,938              1.26%
Washington                    146                3.82%               6,238,463              5.09%
West Virginia                   8                0.21%                 197,014              0.16%
Wisconsin                      27                0.71%                 775,359              0.63%
Wyoming                        14                0.37%                 452,166              0.37%
                            -----              ------            -------------            ------
                            3,819              100.00%           $ 122,569,908            100.00%
                            =====              ======            =============            ======

----------
(1) In most cases, based on the mailing addresses of the Obligors as of the Cut-off Date.

(2)  Generally includes foreign address locations

                             Range of Contract Rates

                                           % of Contract                              % of Contract
                         Number of        Pool by Number     Aggregate Principal    Pool by Principal
Range of              Contracts as of   of Contracts as of   Balance Outstanding   Balance Outstanding
Contract Rates          Cut-off Date       Cut-off Date       as of Cut-off Date    as of Cut-off Date
-------------------   ---------------   ------------------   -------------------   -------------------
0.00% -   7.49% (1)            6                0.16%            $ 342,501.78               0.28%
7.50% -   7.99%              184                4.82%              15,842,117              12.92%
8.00% -   8.99%              899               23.54%              51,260,163              41.82%
9.00% -   9.99%            1,097               28.72%              30,970,353              25.27%
10.00% - 10.99%              717               18.77%              12,661,444              10.33%
11.00% - 11.99%              434               11.36%               6,148,895               5.02%
12.00% - 12.99%              246                6.44%               2,841,266               2.32%
13.00% - 13.99%              130                3.40%               1,465,339               1.20%
14.00% - 14.99%               69                1.81%                 675,031               0.55%
15.00% - 15.99%               17                0.45%                 147,302               0.12%
16.00% - 16.99%                8                0.21%                  81,100               0.07%
17.00% - 17.99%                7                0.18%                  88,332               0.07%
18.00% - 18.99%                4                0.10%                  38,261               0.03%
20.00% - 20.99%                1                0.03%                   7,804               0.01%
                           -----              ------             ------------             ------
                           3,819              100.00%            $122,569,908             100.00%
                           =====              ======             ============             ======

(1) Generally represents repossessed contracts or contracts subject to the Soldiers' and Sailors' Civil Relief Act.

                          Range of Remaining Maturities

                                            % of Contract                              % of Contract
                          Number of        Pool by Number     Aggregate Principal    Pool by Principal
Range of Remaining     Contracts as of   of Contracts as of   Balance Outstanding   Balance Outstanding
Maturities in Months     Cut-off Date       Cut-off Date       as of Cut-off Date    as of Cut-off Date
--------------------   ---------------   ------------------   -------------------   -------------------
   0 - 12 months               85                2.23%            $    148,541               0.12%
  13 - 24 months              116                3.04%                 394,030               0.32%
  25 - 36 months               65                1.70%                 335,044               0.27%
  37 - 48 months              396               10.37%               3,545,228               2.89%
  49 - 60 months              268                7.02%               2,806,800               2.29%
  61 - 72 months              572               14.98%               7,976,893               6.51%
  73 - 84 months              444               11.63%               6,358,179               5.19%
  85 - 96 months               40                1.05%               1,264,748               1.03%
 97 - 108 months              956               25.03%              42,256,789              34.48%
109 - 120 months              579               15.16%              26,617,589              21.72%
121 - 132 months               18                0.47%                 883,317               0.72%
133 - 144 months               12                0.31%               1,004,715               0.82%
145 - 156 months                9                0.24%                 766,757               0.63%
157 - 168 months              154                4.03%              16,234,834              13.25%
169 - 180 months              105                2.75%              11,976,443               9.77%
                            -----              ------             ------------             ------
                            3,819              100.00%            $122,569,908             100.00%
                            =====              ======             ============             ======

                          Collateral Type Distribution

                                       % of Contract                              % of Contract
                     Number of        Pool by Number     Aggregate Principal    Pool by Principal
                  Contracts as of   of Contracts as of   Balance Outstanding   Balance Outstanding
Collateral Type     Cut-off Date       Cut-off Date       as of Cut-off Date    as of Cut-off Date
---------------   ---------------   ------------------   -------------------   -------------------
Motor Homes            1,960               51.32%           $97,022,200.55            79.16%
Fifth Wheel              809               21.18%               15,435,638            12.59%
Travel Trailer           921               24.12%                8,920,885             7.28%
Other                    129                3.38%                1,191,185             0.97%
                       -----              ------            --------------           -------
Total                  3,819              100.00%           $  122,569,908           100.00%
                       =====              ======            ==============           =======

                         Delinquency Status Distribution

                                                                  % of Contract                              % of Contract
                                                Number of        Pool by Number     Aggregate Principal    Pool by Principal
                                             Contracts as of   of Contracts as of   Balance Outstanding   Balance Outstanding
Delinquency Status                             Cut-off Date       Cut-off Date       as of Cut-off Date    as of Cut-off Date
------------------                           ---------------   ------------------   -------------------   -------------------
Current, including 1 to 29 days delinquent        3,292               86.20%            $102,769,987              83.85%
30 to 59 days                                        88                2.30%               2,442,227               1.99%
60 to 89 days                                        38                1.00%                 785,712               0.64%
90 to 119 days                                       24                0.63%               1,033,442               0.84%
120 to 149 days                                      17                0.45%                 573,891               0.47%
150 to 179 days                                      19                0.50%                 565,710               0.46%
180+  days                                           90                2.36%               2,845,835               2.32%
Repossession Status                                 251                6.57%              11,553,104               9.43%
                                                  -----              ------             ------------             ------
                                                  3,819              100.00%            $122,569,908             100.00%
                                                  =====              ======             ============             ======

                     Range of Principal Balance Outstanding

                    Total           Minimum         Maximum         Average
Principal        Balance as of   Balance as of   Balance as of   Balance as of
Balance Type     Cut-off Date     Cut-off Date    Cut-off Date    Cut-off Date
------------   ---------------   -------------   -------------   -------------
Original       $167,715,082.28     $4,952.68      $311,591.80      $43,915.97
Current        $122,569,908.41     $   28.47      $278,861.51      $32,094.77

                      New vs. Used Collateral Distribution

                                    % of Contract                              % of Contract
                  Number of        Pool by Number     Aggregate Principal    Pool by Principal
               Contracts as of   of Contracts as of   Balance Outstanding   Balance Outstanding
New vs. Used     Cut-off Date       Cut-off Date       as of Cut-off Date    as of Cut-off Date
------------   ---------------   ------------------   -------------------   -------------------
New                 2,372               62.11%            $ 84,152,274              68.66%
Used                1,447               37.89%              38,417,634              31.34%
                    -----              ------             ------------             ------
                    3,819              100.00%            $122,569,908             100.00%
                    =====              ======             ============             ======

                             Range of Credit Scores

               Minimum as of      Maximum as of    Weighted Average as of
Score Type   Origination Date   Origination Date      Origination Date
----------   ----------------   ----------------   ----------------------
FICO                483                829                   683
Custom              121                941                   318

               Minimum, Maximum and Weighted Average Distribution

                    Minimum as of   Maximum as of   Weighted Average as of
Distribution Type    Cut-off Date    Cut-off Date        Cut-off Date
-----------------   -------------   -------------   ----------------------
Contract Rate             0.00%           20.00%               8.39%
Original Term         48 months       242 months          186 months
Current Term           0 months              174          114 months